                             STOCK OPTION AGREEMENT
                                 PURSUANT TO THE
                            QUAKER FABRIC CORPORATION
                             1997 STOCK OPTION PLAN

               AGREEMENT, dated as of October 19, 1998 by and between Quaker Fabric Corporation (the "Company") and Mark R. Hellwig (the "Participant").

                              Preliminary Statement

               The Stock Option Plan Committee (the "Committee") of the Board of Directors of the Company, pursuant to the Quaker Fabric Corporation 1997 Stock Option Plan, annexed hereto as Exhibit A (the "Plan"), has authorized this grant to the Participant, as an Eligible Employee of the Company and/or its Designated Subsidiaries (as defined in the Plan), of a Non-Qualified Stock Option (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below. The parties hereto desire to enter into this Agreement in order to set forth the terms of the Option.

               Accordingly, the parties hereto agree as follows:

               1. Tax Matters: No part of the Option granted hereby is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

               2. Grant of Option: Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted, effective as of the date hereof (the "Grant Date"), the Option to purchase from the Company up to 50,000 shares of Common Stock, at a purchase price per share of $4.25.

               3. Vesting: (a) The Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to an installment, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. Twenty percent (20%) of the Option, subject to the terms and conditions contained herein and in the Plan, shall vest and become exercisable on each anniversary of the Grant Date (collectively, the "Vesting Dates"), provided that the Participant remains continuously employed by the Company and/or its Designated Subsidiaries through each applicable Vesting Date.

                             (b)  Except as otherwise provided in the Plan,
there shall be no proportionate or partial vesting in the periods prior to each Vesting Date and all vesting shall occur only on the appropriate Vesting Dates.

                             (c) Subject to Section 8.1(b) of the Plan, upon the
occurrence of a Change of Control, the Option shall immediately become fully vested and exercisable with respect to all shares of Common Stock subject thereto.

               4. Termination: Unless terminated as provided in Section 5 below or otherwise pursuant to the Plan (including, without limitation, Section 6.3 of the Plan), the Option shall expire on the tenth anniversary of this Agreement.

               5. Restriction on Transfer: Unless otherwise determined by the Committee, in its sole discretion, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or the Participant's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged, or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, negotiate, pledge, or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment, or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

               6. Rights as a Stockholder: The Participant shall not have any rights as a stockholder with respect to any shares covered by the Option unless and until the Participant has become the holder of record of the shares, and no adjustments shall be made for dividends in cash or other property, distributions, or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

               7. Provisions of Plan Control: This Agreement is subject to all the terms, conditions, and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The annexed copy of the Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

               8. Notices: Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify by sending notice to the appropriate address set forth below):

               If to the Company, to:

                      Quaker Fabric Corporation

                      941 Grinnell Street
                      Fall River, Massachusetts 02721
                      Attention:  Corporate Secretary

               If to the Participant, to:

                      The address indicated after the Participant's signature at the end of this Agreement.

               9. No Obligation to Continue Employment: This Agreement does not guarantee that the Company or its Designated Subsidiaries will employ the Participant for any specific time period, nor does it modify in any respect the Company's or any Designated Subsidiary's right to terminate or modify the Participant's employment or compensation.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                            QUAKER FABRIC CORPORATION

                                            By:  ____________________________
                                                    Larry A. Liebenow
                                                    President & Chief Executive
                                                    Officer

                                            PARTICIPANT

                                            --------------------------------
                                            Name (print)

                                            --------------------------------
                                            Signature

                                            ---------------------------------
                                            Street Address

                                            ---------------------------------
                                            City/State/Zip Code

                                                   QUAKER FABRIC CORPORATION
                                                      OF FALL RIVER

                                                   By:_________________________
                                                       Name:
                                                       Title:

                                                   THE PRUDENTIAL INSURANCE
                                                      COMPANY OF AMERICA

                                                   By:_________________________
                                                       Name:  Kevin J. Kraska
                                                       Title: Vice President

                                                   PRUCO LIFE INSURANCE COMPANY

                                                   By:__________________________
                                                       Name:  Kevin J. Kraska
                                                       Title: Vice President